UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

S&T Bancorp, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 21, 2018.

Meeting Information
S&T BANCORP, INC.
	Meeting Type:	Annual Meeting
	For holders as of:	March 22, 2018
	Date: May 21, 2018	Time: 10:00 AM Eastern Time
	Location:	S&T SUPPORT CENTER INDIANA WEST PLAZA 2416 PHILADELPHIA STREET INDIANA, PENNSYLVANIA 15701
Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STBA18.
S&T BANCORP, INC. 800 PHILADELPHIA ST. INDIANA, PA 15701
You are receiving this communication because you hold shares in the company named above.

This is not a ballot, You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

-- Before You Vote --

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS
ANNUAL REPORT ON FORM 10-K IN A COMBINED DOCUMENT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017
How to View Online:
Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET :        www.proxyvote.com
2) BY TELEPHONE :   1-800-579-1639
3) BY E-MAIL* :            sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2018 to facilitate timely delivery.

- How To Vote -

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet:
Before The Meeting:    Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX(located on the following page) available and follow the instructions.
During The Meeting :   Go to www.virtualshareholdermeeting.com/STBA18. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Vote on Directors - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL".
1.	ELECTION OF DIRECTORS TO SERVE TERMS EXPIRING IN 2019
	Nominees:

	01)	Todd D. Brice	08)	Robert E. Kane
	02)	Christina A. Cassotis	09)	David L. Krieger
	03)	Michael J. Donnelly	10)	James C. Miller
	04)	James T. Gibson	11)	Frank J. Palermo, Jr.
	05)	Jeffrey D. Grube	12)	Christine J. Toretti
	06)	Jerry D. Hostetter	13)	Steven J. Weingarten
	07)	Frank W. Jones

Vote on Proposals - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3 AND FOR "1 YEAR" ON PROPOSAL 4.
2.	TO RATIFY THE SELECTION OF KPMG LLP AS S&T'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2018.
3.	TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF S&T'S EXECUTIVE OFFICERS.
4.	TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF S&T BANCORP, INC.'S NAMED EXECUTIVE OFFICERS.
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.